U.S. GLOBAL ACCOLADE FUNDS

                              Eastern European Fund
                          Global Emerging Markets Fund
                               Holmes Growth Fund
                                 MegaTrends Fund


                        Supplement dated November 1, 2006
        to the Prospectus and Statement of Additional Information ("SAI")
                      of each Fund dated February 28, 2006


This supplement provides new and additional information beyond that contained in each fund's prospectus and SAI and should be read in conjunction with the prospectus and SAI.


Assets and liabilities expressed in foreign currencies are converted to U.S. dollars at the prevailing market rates quoted by one or more banks or dealers at the closing of the New York Stock Exchange.

For more information, please see "Net Asset Value Calculation" in the prospectus and "Valuation of Shares" in the SAI.






















               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.